SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 10, 1998


                           ELANTEC SEMICONDUCTOR, INC.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



        000-26690                                            77-0408929
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       (Commission                                         (IRS Employer
       File Number)                                      Identification No.)


675 Trade Zone Boulevard, Milpitas, California                 95035
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  (Address of principal executive offices)                   (Zip Code)


                                 (408) 945-1323
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5:  Other Events.

Effective as of November 10, 1998, David O'Brien resigned from his position as President and Chief Executive Officer and as a director of Elantec Semiconductor, Inc. (the "Company"). See the press release regarding Mr. O'Brien's resignation which is attached hereto as Exhibit 99.01 for additional information.

Item 7:  Financial Statements and Exhibits.

         (c)  Exhibits:

         99.1       Press release of the Company dated November 10, 1998.






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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ELANTEC SEMICONDUCTOR, INC.




Date:  November 12, 1998        By:   /s/ Ephraim Kwok
                                      ------------------------------------------
                                      Ephraim Kwok
                                      Vice President, Finance and Administration
                                      and Chief Financial Officer



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